                                                                    Exhibit 99.8


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------





                               ABS NEW TRANSACTION




                             COMPUTATIONAL MATERIALS




                          $[840,000,557] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2




                                  (SURF LOGO)




                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                  MAY [9], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO
DEAL NAME                      SURF 2005-BC2
BLOOMBERG TICKER:              SURF 2005-BC2
ASSET CLASS:                   Subprime
ISSUER:                        ML
TRUSTEE:                       JPM
LEAD MANAGER(S)                   ML

MONTH:
   To Roll                        23
   Remaining Term                 343
   Remaining IO Term              51

% INTEREST ONLY                   23.17

Cells in red font are calculations and should be left alone.
Please put averages in gray cells at the bottom of each bucket.

MASTER SERVICER:
BACKUP SERVICER:
PRIMARY SERVICER(S):                    % NAME                         ORIGINATOR (S):             % NAME
                           1      100.00% Wilshire                                   1        26.44% Wilmington
                           2                                                         2        26.17% MILA
                           3                                                         3        16.96% Home Loan Mortgage
                           4                                                         4               Other
                           5                                                         5
                           6                                                         6
                           7                                                         7
                           8                                                         8
                           9                                                         9
                          10                                                        10

Please fill out complete list of servicers and originators even if it is greater then ten

                    FICO BUCKET
---------------------------------------------------
                      DEAL SIZE
            ------------------------------
                #                           WA LOAN
FICO        LOANS         BALANCE        %  BALANCE
----        -----         -------  -------  -------
NA              9      752,774.67    0.09%   83,642
=<500           2      315,073.56    0.04%  157,537
>500 =<520     65    9,667,713.08    1.15%  148,734
>520 =<540    207   29,329,924.66    3.49%  141,690
>540 =<560    376   58,851,894.21    7.01%  156,521
>560 =<580    734  101,643,017.40   12.10%  138,478
>580 =<600    827  114,613,087.14   13.64%  138,589
>600 =<620  1,144  151,297,427.92   18.01%  132,253
>620 =<640  1,008  132,530,882.03   15.78%  131,479
>640 =<660    912  123,537,411.99   14.71%  135,458
>660 =<680    417   49,050,405.77    5.84%  117,627
>680 =<700    266   31,183,869.09    3.71%  117,233
>700 =<750    253   28,817,785.79    3.43%  113,904
>750           68    8,409,290.09    1.00%  123,666
            -----  --------------  ------   -------
TOTAL       6,288  840,000,557.40  100.00%  133,588
            =====  ==============  ======   =======

                                         FICO BUCKET
--------------------------------------------------------------------------------------------
                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            --------------------------------------------------------------------------------
                                                              REFI     FULL  INTEREST
FICO          WAC  FICO    %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY    MI%
----        -----  ----    ----   -----  -------   ------  -------      ---      ----    ---
NA          9.01%        77.36%  38.98%  100.00%   68.32%   25.32%   84.59%     0.00%  0.00%
=<500       8.42%   500  84.17%  44.86%  100.00%  100.00%  100.00%  100.00%     0.00%  0.00%
>500 =<520  8.04%   511  73.96%  40.89%   99.25%   99.11%   81.59%   79.47%     0.00%  0.00%
>520 =<540  7.59%   532  75.99%  40.44%   99.56%   89.52%   80.88%   82.36%     3.63%  0.00%
>540 =<560  7.52%   551  78.89%  39.84%   98.79%   91.33%   75.72%   79.76%    12.58%  0.00%
>560 =<580  7.78%   570  81.43%  42.05%   98.76%   93.07%   50.10%   79.81%    11.76%  0.00%
>580 =<600  7.24%   591  82.10%  40.96%   98.53%   93.59%   50.53%   77.11%    19.48%  0.00%
>600 =<620  7.18%   611  83.81%  41.11%   96.96%   89.52%   47.35%   69.78%    24.60%  0.00%
>620 =<640  7.22%   630  85.90%  40.93%   97.04%   89.83%   43.85%   51.93%    29.51%  0.00%
>640 =<660  7.12%   650  85.94%  41.51%   96.08%   88.16%   38.40%   37.30%    29.15%  0.00%
>660 =<680  7.29%   670  83.50%  42.33%   99.58%   91.32%   18.05%   21.89%    33.38%  0.00%
>680 =<700  7.02%   689  82.77%  41.95%   97.21%   86.66%   21.75%   24.75%    35.65%  0.00%
>700 =<750  7.10%   722  83.60%  40.85%   99.39%   82.77%    5.09%   14.68%    33.70%  0.00%
>750        7.30%   774  84.00%  43.53%  100.00%   81.77%    0.42%   12.29%    28.00%  0.00%
            ----    ---  -----   -----   ------   ------   ------   ------     -----   ----
TOTAL       7.31%   616  83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%  0.00%
            ====    ===  =====   =====   ======   ======   ======   ======     =====   ====

     FICO   MEAN:    616    MEDIAN:      617  STANDARD DEVIATION:    48.01
                     ---                 ---                         -----

                                                          LTV BUCKET
-------------------------------------------------------------------------------------------------------------------------------
                   DEAL SIZE                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          ---------------------------           -------------------------------------------------------------------------------
              #                        WA LOAN                                                    REFI    FULL  INTEREST
LTV       LOANS      BALANCE        %  BALANCE    WAC  FICO     %LTV   % DTI  PRIMARY  SF/PUD  CACHOUT     DOC      ONLY    MI%
----      -----      -------  -------  -------  -----  ----     ----   -----  -------  ------  -------     ---      ----    ---
=<50         52    6,468,570    0.77%  124,396  7.07%   577   43.75%  37.49%   94.17%  87.05%   90.10%  65.56%    11.33%  0.00%
>50 =<55     39    7,623,432    0.91%  195,473  6.66%   590   52.93%  39.40%   93.39%  79.96%   98.32%  68.89%     8.72%  0.00%
>55 =<60     51    7,796,164    0.93%  152,866  6.70%   584   57.99%  36.39%   97.70%  97.96%   86.21%  64.07%     8.54%  0.00%
>60 =<65     88   16,230,305    1.93%  184,435  6.84%   579   63.38%  41.07%   92.07%  87.53%   84.65%  63.05%    24.39%  0.00%
>65 =<70    107   16,869,822    2.01%  157,662  7.08%   572   68.31%  37.97%   96.99%  92.70%   84.86%  54.54%    12.19%  0.00%
>70 =<75    255   41,979,688    5.00%  164,626  6.94%   589   73.79%  39.42%   96.42%  90.49%   85.75%  55.34%    18.82%  0.00%
>75 =<80  2,544  381,585,893   45.43%  149,994  6.91%   626   79.79%  41.77%   99.25%  90.36%   27.04%  54.58%    30.75%  0.00%
>80 =<85    579   98,146,057   11.68%  169,510  7.17%   594   84.30%  40.51%   97.08%  90.17%   71.37%  57.93%    22.65%  0.00%
>85 =<90    739  126,871,896   15.10%  171,681  7.27%   605   89.49%  41.45%   95.86%  90.34%   64.00%  70.38%    22.48%  0.00%
>90 =<95    365   55,298,850    6.58%  151,504  7.77%   619   94.66%  41.02%   94.39%  90.03%   45.35%  66.16%    16.80%  0.00%
>95 <100    171    8,484,703    1.01%   49,618  9.49%   644   99.15%  41.90%  100.00%  93.88%   18.60%  58.20%     3.54%  0.00%
=>100     1,298   72,645,177    8.65%   55,967  9.53%   645  100.00%  42.03%   99.93%  90.02%   20.20%  55.52%     1.35%  0.00%
          -----  -----------  ------   -------  ----    ---  ------   -----   ------   -----    -----   -----     -----   ----
TOTAL     6,288  840,000,557  100.00%  133,588  7.31%   616   83.13%  41.23%   97.80%  90.27%   45.22%  58.74%    23.17%  0.00%
          =====  ===========  ======   =======  ====    ===  ======   =====   ======   =====    =====   =====     =====   ====

      LTV   MEAN:    83.13  CLTV:      90.66  STANDARD DEVIATION:    10.77             LTV =80:  38.36  % SILENT SECONDS:    26.11
                     -----             -----                         -----                       -----                       -----

                                                        DTI BUCKET
-------------------------------------------------------------------------------------------------------------------------
                    DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          -----------------------------           -----------------------------------------------------------------------
                                         WA LOAN                                                   REFI    FULL  INTEREST
DTI       # LOANS      BALANCE        %  BALANCE    WAC  FICO    %LTV   % DTI  PRIMARY  SF/PUD  CACHOUT     DOC      ONLY
---       -------      -------  -------  -------    ---  ----    ----   -----  -------  ------  -------     ---      ----
=<20          127   12,741,679    1.52%  100,328  7.39%   602  79.30%  15.21%   98.61%  92.43%   57.28%  49.88%    14.31%
>20 =<25      207   22,479,360    2.68%  108,596  7.29%   606  81.59%  22.62%   98.59%  89.63%   57.92%  64.20%    10.21%
>25 =<30      389   44,158,619    5.26%  113,518  7.35%   603  81.44%  27.78%   97.52%  95.05%   59.55%  74.03%    20.19%
>30 =<35      666   84,036,201   10.00%  126,180  7.29%   612  82.49%  32.71%   96.20%  89.36%   52.88%  61.23%    16.72%
>35 =<40    1,061  136,621,046   16.26%  128,766  7.33%   616  83.12%  37.69%   97.55%  90.20%   43.68%  58.18%    23.61%
>40 =<45    1,808  234,561,672   27.92%  129,735  7.36%   625  83.64%  42.79%   98.31%  90.37%   37.87%  49.65%    25.06%
>45 =<50    1,697  254,109,372   30.25%  149,740  7.25%   616  83.44%  47.61%   98.21%  89.47%   45.44%  59.23%    27.83%
>50 =<55      318   48,617,728    5.79%  152,886  7.28%   597  83.46%  51.93%   96.20%  91.32%   47.91%  81.69%    11.06%
>55 =<60       15    2,674,880    0.32%  178,325  7.39%   597  83.47%  55.57%  100.00%  85.07%   57.65%  86.99%    15.64%
>60                               0.00%
            -----  -----------  ------   -------  ----    ---  -----   -----   ------   -----    -----   -----     -----
TOTAL       6,288  840,000,557  100.00%  133,588  7.31%   616  83.13%  41.23%   97.80%  90.27%   45.22%  58.74%    23.17%
            =====  ===========  ======   =======  ====    ===  =====   =====   ======   =====    =====   =====     =====

      DTI   MEAN:    41.23  MEDIAN:    42.33  STANDARD DEVIATION:    8.09
                     -----             -----                         ----

                                                          PURPOSE BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------             -------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI    FULL  INTEREST
PURPOSE           LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT     DOC      ONLY
-------           -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------     ---      ----
PURCHASE          3,582  408,666,542   48.65%  114,089    7.52%   632   84.66%  41.98%   97.75%   89.75%           50.82%    23.45%
REFI (CASH OUT)   2,341  379,859,311   45.22%  162,264    7.10%   599   81.39%  40.60%   97.82%   90.53%  100.00%  65.53%    23.00%
REFI (NO CASH)                          0.00%
REFI (RATE TERM)    359   50,339,322    5.99%  140,221    7.15%   604   83.93%  39.87%   97.97%   92.24%           71.29%    21.90%
CONSOLIDATION                           0.00%
OTHER                 6    1,135,383    0.14%  189,230    7.14%   623   80.31%  44.36%  100.00%  100.00%           81.72%    37.77%
                  -----  -----------  ------   -------    ----    ---   -----   -----   ------   ------   ------   -----     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%  58.74%    23.17%
                  =====  ===========  ======   =======    ====    ===   =====   =====   ======   ======   ======   =====     =====

                                                          OCCUPANCY BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------             -------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI    FULL  INTEREST
OCC TYPE          LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT     DOC      ONLY
--------          -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------     ---      ----
PRIMARY (OOC)     6,134  821,512,001   97.80%  133,928    7.30%   616   83.15%  41.24%            90.54%   45.23%  58.28%    23.70%
INVESTMENT          133   15,587,792    1.86%  117,201    7.43%   623   82.65%  41.09%    0.00%   75.23%   44.83%  82.38%     0.00%
2ND / VACATION       21    2,900,765    0.35%  138,132    7.32%   618   79.97%  39.40%    0.00%   93.14%   44.29%  62.46%     0.00%
RENTAL                                  0.00%
OTHER                                   0.00%
                  -----  -----------  ------   -------    ----    ---   -----   -----    -----    -----    -----   -----     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%  58.74%    23.17%
                  =====  ===========  ======   =======    ====    ===   =====   =====    =====    =====    =====   =====     =====


                                                        DOCUMENTATION BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------             --------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
DOC TYPE          LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
--------          -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
FULL              3,793  493,435,714   58.74%  130,091    7.24%   599   83.31%  41.26%   97.03%   91.41%   50.45%             19.71%
ALTERNATIVE                             0.00%
LITE                 64   13,719,989    1.63%  214,375    7.05%   599   83.83%  37.26%   98.55%   77.76%   61.85%             29.93%
STATED            2,431  332,844,854   39.62%  136,917    7.42%   641   82.84%  41.37%   98.91%   89.09%   36.79%             28.03%
                                        0.00%
                                        0.00%
                                        0.00%
                                        0.00%
                                        0.00%

                  -----  -----------  ------   -------    ----    ---   -----   -----    -----    -----    -----    -----     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======    ====    ===   =====   =====    =====    =====    =====    =====     =====


                                                          PROPERTY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------             --------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
PROPERTY TYPE     LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
SINGLE FAMILY     4,757  619,025,122   73.69%  130,129    7.30%   613   83.06%  40.99%   98.17%  100.00%   48.55%   59.63%    22.47%
PUD                 947  139,211,918   16.57%  147,003    7.37%   619   83.56%  42.01%   97.76%  100.00%   31.15%   58.86%    27.47%
2-4 UNIT            189   31,009,132    3.69%  164,069    7.25%   624   81.27%  42.51%   89.33%    0.00%   47.97%   47.20%     5.38%
TOWNHOUSE            61    6,946,721    0.83%  113,881    7.24%   619   85.01%  40.72%   98.46%    0.00%   38.58%   58.99%    16.81%
CONDO               319   42,493,814    5.06%  133,209    7.18%   630   83.74%  41.29%   98.48%    0.00%   41.75%   52.66%    33.74%
MH                    6      462,034    0.06%   77,006    7.14%   675   78.72%  38.15%  100.00%    0.00%   48.03%  100.00%    32.90%
OTHER                 9      851,816    0.10%   94,646    7.44%   606   89.46%  44.77%  100.00%    0.00%   52.90%   95.74%     0.00%
                  -----  -----------  ------   -------    ----    ---   -----   -----   ------   ------    -----   ------     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======    ====    ===   =====   =====   ======   ======    =====   ======     =====

                                                          PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
UPB               LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
=<50              1,060   34,247,391    4.08%   32,309  10.071%   641   96.09%  39.90%   99.14%   91.38%   20.35%   48.85%     0.25%
>50 =<75            873   54,958,256    6.54%   62,953   8.627%   618   86.75%  38.33%   95.39%   90.62%   28.98%   65.92%     2.79%
>75 =<100           937   82,408,139    9.81%   87,949   7.787%   610   83.68%  40.43%   96.71%   91.42%   30.42%   69.57%     4.02%
>100 =<125          771   86,569,550   10.31%  112,282   7.451%   608   82.55%  40.61%   97.29%   91.23%   38.11%   71.12%     8.00%
>125 =<150          597   81,414,159    9.69%  136,372   7.308%   610   82.39%  40.62%   97.36%   90.93%   39.97%   66.28%    15.08%
>150 =<200          801  139,211,282   16.57%  173,797   7.157%   612   81.76%  41.08%   97.03%   91.10%   47.73%   61.17%    19.17%
>200 =<250          515  114,527,621   13.63%  222,384   6.885%   616   81.67%  41.62%   97.67%   88.97%   54.47%   56.40%    29.85%
>250 =<300          296   81,488,342    9.70%  275,298   6.809%   620   81.97%  41.50%   99.30%   86.58%   54.85%   45.56%    35.48%
>300 =<350          194   62,834,972    7.48%  323,892   6.832%   620   82.76%  43.20%   99.51%   90.61%   56.12%   43.46%    43.76%
>350 =<400          127   47,809,538    5.69%  376,453   6.593%   620   81.95%  42.76%   98.36%   88.22%   52.17%   43.14%    44.19%
>400 =<450           49   20,978,153    2.50%  428,126   6.546%   617   81.97%  42.42%  100.00%   96.00%   59.19%   67.54%    67.11%
>450 =<500           51   24,179,962    2.88%  474,117   6.452%   621   82.67%  44.64%  100.00%   86.43%   64.92%   53.22%    53.17%
>500 =<600           15    7,983,189    0.95%  532,213   6.385%   629   83.16%  44.65%  100.00%  100.00%   47.12%   54.93%    47.45%
>600 =<700            1      640,000    0.08%  640,000   5.750%   628   76.19%  35.64%  100.00%  100.00%    0.00%  100.00%   100.00%
=>700                 1      750,000    0.09%  750,000   6.275%   620   79.62%  47.86%  100.00%  100.00%  100.00%  100.00%   100.00%
                  -----  -----------  ------   -------  ------    ---   -----   -----   ------   ------   ------   ------    ------
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======  ======    ===   =====   =====   ======   ======   ======   ======    ======

* IN $1,000

            MIN         3,383                              MAX         750,000
                        -----                                          -------

                                                    STATE CONCENTRATION BUCKET *
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------             --------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
STATE*            LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
CALIFORNIA          792  178,080,697   21.20%  224,849    6.82%   625   81.36%  42.93%   97.96%   88.65%   51.06%   45.20%    52.70%
TEXAS               928   88,241,977   10.50%   95,088    7.89%   611   84.00%  41.98%   98.00%   97.51%    2.74%   65.78%     4.54%
ILLINOIS            517   71,503,649    8.51%  138,305    7.37%   620   84.35%  41.09%   97.34%   72.92%   46.67%   52.82%     9.45%
FLORIDA             322   40,127,842    4.78%  124,621    7.31%   625   83.37%  41.25%   97.42%   90.54%   46.87%   46.14%    19.83%
OHIO                361   36,088,633    4.30%   99,969    7.34%   602   84.06%  39.70%   96.66%   96.37%   46.85%   78.14%    10.92%
MINNESOTA           223   32,601,117    3.88%  146,193    7.38%   613   85.43%  40.57%   98.44%   91.94%   56.37%   58.56%    20.54%
VIRGINIA            195   30,694,699    3.65%  157,409    7.26%   621   84.00%  41.46%   99.67%   88.33%   46.54%   58.14%    30.87%
MICHIGAN            291   30,255,223    3.60%  103,970    7.67%   603   83.39%  39.24%   96.45%   90.23%   45.82%   71.22%     7.69%
NEVADA              160   27,345,197    3.26%  170,907    7.08%   616   81.12%  42.47%   97.82%   93.51%   50.49%   63.03%    31.32%
WASHINGTON          194   27,142,788    3.23%  139,911    7.09%   619   83.39%  41.04%   96.50%   93.75%   47.96%   63.39%    32.01%
ARIZONA             243   26,632,676    3.17%  109,599    7.27%   624   83.74%  39.99%   95.25%   97.79%   37.36%   56.40%    34.43%
MISSOURI            265   26,054,823    3.10%   98,320    7.70%   604   84.76%  40.50%   98.67%   97.05%   47.83%   74.34%     5.77%
MARYLAND            134   24,312,765    2.89%  181,439    7.18%   598   81.40%  40.95%   99.28%   92.03%   78.47%   69.87%    11.62%
NEW YORK             70   15,070,322    1.79%  215,290    6.81%   607   77.85%  39.21%   98.43%   74.54%   71.99%   50.12%    14.73%
INDIANA             144   14,392,786    1.71%   99,950    7.57%   607   85.31%  37.93%   96.70%   97.26%   50.32%   82.85%     5.57%
OTHER             1,449  171,455,364   20.41%  118,327    7.47%   613   83.60%  40.54%   98.12%   91.41%   49.28%   62.19%    15.10%
                  -----  -----------  ------   -------    ----    ---   -----   -----    -----    -----    -----    -----     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======    ====    ===   =====   =====    =====    =====    =====    =====     =====

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.

                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------             --------------------------------------------------------------------------
CALIFORNIA            #                        WA LOAN                                                       REFI     FULL  INTEREST
BREAKDOWN         LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
CA NORTH            268   65,729,361   36.91%  245,259    6.60%   615   81.50%  42.43%   96.00%   94.41%   62.82%   55.84%    51.06%
CA SOUTH            524  112,351,336   63.09%  214,411    6.95%   632   81.27%  43.22%   99.11%   85.28%   44.18%   38.97%    53.65%
                    ---  -----------  ------   -------    ----    ---   -----   -----    -----    -----    -----    -----     -----
                    792  178,080,697  100.00%  224,849    6.82%   625   81.36%  42.93%   97.96%   88.65%   51.06%   45.20%    52.70%
                    ===  ===========  ======   =======    ====    ===   =====   =====    =====    =====    =====    =====     =====

                                                       FIXED / FLOATING (II)
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
TYPE              LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
FIXED               752   85,222,710   10.15%  113,328    7.38%   614   80.61%  39.80%   96.84%   92.79%   55.77%   72.66%     6.17%
BALLOON           1,190   51,569,984    6.14%   43,336   10.30%   655   99.40%  41.86%  100.00%   89.46%   18.72%   36.66%     0.00%
2/28              2,935  420,194,907   50.02%  143,167    7.28%   606   82.32%  41.23%   96.88%   90.29%   44.87%   61.87%     0.00%
3/27                518   80,971,032    9.64%  156,315    7.28%   605   82.91%  40.85%   98.13%   86.58%   54.91%   61.62%     0.00%
5/25                 12    1,247,879    0.15%  103,990    7.30%   605   87.45%  42.18%   93.58%  100.00%   55.51%  100.00%     0.00%
2/28 IO             687  160,996,528   19.17%  234,347    6.60%   632   81.69%  42.10%  100.00%   90.77%   43.12%   47.54%   100.00%
3/27 IO             111   26,421,983    3.15%  238,036    6.51%   633   81.99%  40.64%  100.00%   91.27%   49.39%   55.67%   100.00%
5/25 IO               9    1,986,755    0.24%  220,751    5.89%   609   74.96%  45.23%  100.00%  100.00%   83.76%  100.00%   100.00%
OTHER                74   11,388,778    1.36%  153,902    6.62%   603   83.81%  40.34%   90.50%   88.13%   42.56%   72.68%     0.00%
                  -----  -----------  ------   -------   -----    ---   -----   -----    -----    -----    -----   ------    ------
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======   =====    ===   =====   =====    =====    =====    =====   ======    ======

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

                                                            LIEN BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
TYPE              LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
FIRST             4,972  785,147,114   93.47%  157,914    7.10%   613   81.98%  41.19%   97.65%   90.34%   47.15%   60.29%    24.79%
SECOND            1,316   54,853,443    6.53%   41,682   10.33%   655   99.68%  41.93%  100.00%   89.23%   17.57%   36.59%     0.00%
THIRD                                   0.00%
OTHER                                   0.00%
                  -----  -----------  ------   -------   -----    ---   -----   -----   ------    -----    -----    -----     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======   =====    ===   =====   =====   ======    =====    =====    =====     =====


                                                          PREPAYMENT BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
TYPE              LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
NONE              1,332  132,942,040   15.83%   99,806    8.00%   617   85.53%  40.49%   97.15%   86.06%   43.34%   57.80%    10.38%
6 MONTHS              3      687,901    0.08%  229,300    8.26%   581   91.65%  44.59%  100.00%  100.00%   78.13%  100.00%     0.00%
1 YEAR              250   36,834,438    4.39%  147,338    7.40%   618   83.22%  41.03%   97.56%   84.86%   49.18%   51.26%    20.81%
2 YEAR            3,051  450,324,757   53.61%  147,599    7.18%   616   82.65%  41.82%   98.18%   90.50%   41.71%   55.22%    29.32%
3 YEAR            1,471  194,967,350   23.21%  132,541    7.13%   614   82.76%  40.78%   97.37%   93.56%   49.92%   68.26%    19.42%
5 YEAR              175   23,176,913    2.76%  132,440    7.03%   610   81.81%  38.12%   97.97%   89.97%   75.77%   64.62%    12.99%
OTHER                 6    1,067,159    0.13%  177,860    7.62%   589   76.51%  41.72%  100.00%  100.00%   80.77%   28.84%    28.11%
                  -----  -----------  ------   -------    ----    ---   -----   -----   ------   ------    -----   ------     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======    ====    ===   =====   =====   ======   ======    =====   ======     =====


                                                            INDEX BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
TYPE              LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
LIBOR - 6 MONTH   4,305  697,401,975   83.02%  161,998    7.08%   613   82.22%  41.37%   97.74%   89.98%   45.75%   58.54%    27.16%
LIBOR - 1 YEAR       41    5,805,888    0.69%  141,607    6.94%   625   85.63%  40.25%   99.23%   94.85%   62.11%   74.50%     0.00%
TREASURY - 1 YEAR                       0.00%
CMT - 1 YEAR                            0.00%
FIXED RATE        1,942  136,792,695   16.28%   70,439    8.48%   629   87.70%  40.58%   98.03%   91.53%   41.80%   59.09%     3.84%
                                        0.00%
                                        0.00%
OTHER                                   0.00%
                  -----  -----------  ------   -------    ----    ---   -----   -----    -----    -----    -----    -----     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======    ====    ===   =====   =====    =====    =====    =====    =====     =====

LIST ALL RESET RATES

                                                     MORTGAGE RATE (WAC) BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
TYPE              LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
=> 5.00              22    4,474,840    0.53%  203,402    4.86%   628   81.90%  40.82%   89.50%   83.19%   62.71%   80.54%    15.02%
>5.00 =<5.50         89   20,004,742    2.38%  224,772    5.37%   641   78.79%  43.57%   98.07%   91.96%   45.28%   79.36%    52.71%
>5.50 =<6.00        365   76,358,596    9.09%  209,202    5.84%   637   79.37%  41.59%   99.45%   88.59%   45.80%   71.10%    41.82%
>6.00 =<6.50        715  139,560,495   16.61%  195,190    6.32%   627   80.14%  41.67%   99.00%   91.21%   47.82%   56.46%    37.45%
>6.50 =<7.00      1,148  197,084,680   23.46%  171,677    6.81%   620   80.53%  40.64%   98.06%   88.25%   50.39%   52.98%    29.32%
>7.00 =<7.50        809  121,322,387   14.44%  149,966    7.30%   606   82.87%  41.29%   97.28%   91.69%   50.75%   57.40%    21.05%
>7.50 =<8.00        791  108,166,581   12.88%  136,747    7.79%   600   84.59%  40.93%   96.10%   90.67%   49.46%   60.19%    10.95%
>8.00 =<8.50        417   51,824,146    6.17%  124,279    8.29%   589   86.01%  41.10%   95.01%   91.64%   45.21%   66.07%     5.28%
>8.50 =<9.00        308   32,592,776    3.88%  105,821    8.77%   586   86.53%  40.55%   95.68%   91.41%   35.16%   64.18%     2.93%
>9.00 =<9.50        271   21,086,744    2.51%   77,811    9.35%   607   90.91%  41.07%   98.57%   89.99%   23.52%   61.39%     1.18%
>9.50 =<10.00       505   28,887,720    3.44%   57,203    9.81%   616   92.00%  41.87%   99.61%   90.46%   20.41%   68.26%     0.00%
>10.00 =<10.50      225   13,219,035    1.57%   58,751   10.31%   621   91.08%  41.99%   99.39%   93.02%   11.51%   58.66%     1.08%
>10.50 =<11.00      458   19,670,401    2.34%   42,948   10.81%   649   98.93%  42.11%  100.00%   90.11%   15.54%   23.07%     0.00%
>11.00 =<11.50       76    2,908,906    0.35%   38,275   11.30%   625   97.92%  40.24%  100.00%   97.98%   29.43%   35.10%     0.00%
>11.50 =<12.00       85    2,729,456    0.32%   32,111   11.90%   630   99.32%  41.92%  100.00%   93.88%   25.34%   18.19%     0.00%
>12.00 =<12.50        4      109,052    0.01%   27,263   12.28%   629  100.00%  40.58%  100.00%  100.00%   32.25%   76.50%     0.00%
>12.50 =<13.00                          0.00%
>13.00                                  0.00%
                  -----  -----------  ------   -------   -----    ---  ------   -----    -----   ------    -----    -----     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======   =====    ===  ======   =====    =====   ======    =====    =====     =====



                                                        MARGIN (WAM) BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL  INTEREST
TYPE              LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC      ONLY
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
FIXED RATE        1,942  136,792,695   16.28%   70,439    8.48%   629   87.70%  40.58%   98.03%   91.53%   41.80%   59.09%     3.84%
>2.00 =<2.50          1      282,520    0.03%  282,520    6.13%   751   80.00%  39.52%  100.00%  100.00%    0.00%    0.00%     0.00%
>2.50 =<3.00          2      503,531    0.06%  251,766    5.59%   652   82.19%  43.35%  100.00%  100.00%  100.00%  100.00%    40.22%
>3.00 =<3.50         11    2,295,177    0.27%  208,652    5.65%   636   79.68%  45.31%  100.00%  100.00%   46.65%   50.62%    19.57%
>3.50 =<4.00         32    7,297,357    0.87%  228,042    5.57%   623   81.76%  46.48%   96.13%   91.08%   61.87%   86.45%    49.77%
>4.00 =<4.50        113   24,674,968    2.94%  218,363    5.69%   624   80.79%  43.34%  100.00%   91.43%   46.75%   95.18%    54.06%
>4.50 =<5.00        321   62,021,911    7.38%  193,215    6.03%   622   79.47%  41.40%   99.20%   88.97%   45.66%   72.48%    39.04%
>5.00 =<5.50        498   93,109,080   11.08%  186,966    6.41%   624   80.73%  42.03%   98.00%   85.23%   43.52%   58.33%    38.84%
>5.50 =<6.00        769  128,958,409   15.35%  167,696    6.77%   628   81.67%  41.35%   97.97%   89.37%   41.88%   52.07%    29.49%
>6.00 =<6.50        884  143,134,023   17.04%  161,916    7.07%   616   81.23%  40.92%   97.20%   91.90%   45.25%   51.75%    26.27%
>6.50 =<7.00        738  116,055,552   13.82%  157,257    7.47%   605   82.82%  41.07%   97.11%   90.24%   55.20%   48.13%    20.36%
>7.00 =<7.50        421   61,514,445    7.32%  146,115    7.90%   594   86.81%  40.52%   96.74%   90.89%   51.26%   61.70%    14.41%
>7.50 =<8.00        258   33,067,010    3.94%  128,167    8.57%   582   86.65%  41.11%   97.49%   91.93%   43.24%   69.67%     7.85%
>8.00 =<8.50        170   18,330,267    2.18%  107,825    9.30%   575   85.29%  41.82%   99.48%   93.11%   27.68%   79.12%     3.76%
>8.50 =<9.00         98    9,543,838    1.14%   97,386    9.64%   578   84.78%  41.16%   97.29%   95.13%   16.80%   75.67%     0.00%
>9.00 =<9.50         21    1,682,570    0.20%   80,122    9.90%   576   85.29%  39.24%  100.00%   95.55%   34.42%   87.45%     0.00%
>9.50 =<10.00         5      366,656    0.04%   73,331    9.90%   566   84.99%  41.78%  100.00%  100.00%   11.57%  100.00%     0.00%
>10.00 =<10.50        1       44,898    0.01%   44,898   10.50%   550   90.00%  40.30%  100.00%  100.00%  100.00%  100.00%     0.00%
>10.50 =<11.00        2      202,327    0.02%  101,163   11.17%   521   76.70%  27.78%  100.00%  100.00%   33.52%   33.52%     0.00%
>11.50 =<12.00        1      123,325    0.01%  123,325    6.55%   619   77.99%  42.80%  100.00%    0.00%  100.00%  100.00%     0.00%
                                        0.00%
                                        0.00%
                  -----  -----------  ------   -------   -----    ---   -----   -----   ------   ------   ------   ------     -----
TOTAL             6,288  840,000,557  100.00%  133,588    7.31%   616   83.13%  41.23%   97.80%   90.27%   45.22%   58.74%    23.17%
                  =====  ===========  ======   =======   =====    ===   =====   =====   ======   ======   ======   ======     =====

                                                           DEAL COVERAGE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      LOAN-TO-VALUE (LTV)
                          ----------------------------------------------------------------------------------------------------------
Percentage
of the deal based on
FICO and LTV buckets.*
                             =<55  >55 =<60  >60 =<65  >65 =<70  >70 =<75  >75 =<80  >80 =<85  >85 =<90  >90 =<95  >95 <100    =>100
------------------------------------------------------------------------------------------------------------------------------------
    FICO    NA            0.0000%   0.0000%   0.0089%   0.0000%   0.0186%   0.0621%   0.0000%   0.0000%   0.0000%   0.0000%  0.0000%
            =<500         0.0000%   0.0000%   0.0000%   0.0000%   0.0000%   0.0062%   0.0313%   0.0000%   0.0000%   0.0000%  0.0000%
            >500 =<550    0.4423%   0.1682%   0.4634%   0.7007%   1.0265%   2.3820%   1.8085%   0.6864%   0.0142%   0.0000%  0.0042%
            >550 =<600    0.7261%   0.4604%   0.8824%   0.8568%   1.8782%  11.8420%   4.3897%   6.2630%   1.7655%   0.0645%  0.5685%
            >600 =<625    0.2512%   0.2252%   0.3995%   0.2212%   1.0819%   9.6284%   2.6671%   3.1812%   1.8263%   0.2365%  2.3380%
            >625 =<650    0.1144%   0.0131%   0.1317%   0.1869%   0.6010%   8.0249%   2.1608%   3.4728%   2.0668%   0.3397%  2.5948%
            >650 =<675    0.0440%   0.0164%   0.0181%   0.0428%   0.1679%   6.5463%   0.5374%   1.2868%   0.8552%   0.2165%  1.6278%
            >675 =<700    0.0997%   0.0164%   0.0282%   0.0000%   0.2235%   3.4320%   0.0817%   0.1657%   0.0431%   0.0992%  0.7359%
            >700 =<725    0.0000%   0.0285%   0.0000%   0.0000%   0.0000%   1.5778%   0.0076%   0.0180%   0.0083%   0.0091%  0.3494%
            >725 =<750    0.0000%   0.0000%   0.0000%   0.0000%   0.0000%   1.1253%   0.0000%   0.0299%   0.0000%   0.0138%  0.2631%
            >750 <800     0.0000%   0.0000%   0.0000%   0.0000%   0.0000%   0.7734%   0.0000%   0.0000%   0.0039%   0.0307%  0.1556%
            =>800         0.0000%   0.0000%   0.0000%   0.0000%   0.0000%   0.0265%   0.0000%   0.0000%   0.0000%   0.0000%  0.0109%


* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                                            MI COVERAGE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      LOAN-TO-VALUE (LTV)
                          ----------------------------------------------------------------------------------------------------------
Percentage of
MI coverage based on
FICO and LTV buckets.*
                             =<55  >55 =<60  >60 =<65  >65 =<70  >70 =<75  >75 =<80  >80 =<85  >85 =<90  >90 =<95  >95 <100    =>100
------------------------------------------------------------------------------------------------------------------------------------
    FICO    NA
            =<500
            >500 =<550
            >550 =<600
            >600 =<625
            >625 =<650
            >650 =<675
            >675 =<700
            >700 =<725
            >725 =<750
            >750 <800
            =>800

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                                        IO ONLY FICO BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL
TYPE              LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC  LTV =>80
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
NA                                      0.00%
=<500                                   0.00%
>500 =<520                              0.00%
>520 =<540            5    1,064,050    0.55%  212,810    7.20%   534   82.79%  41.40%  100.00%  100.00%  100.00%   85.70%    78.50%
>540 =<560           27    7,404,441    3.80%  274,239    7.10%   551   77.69%  38.71%  100.00%   95.64%   90.60%   63.08%    35.00%
>560 =<580           49   11,956,444    6.14%  244,009    7.20%   572   83.52%  43.40%  100.00%   87.28%   70.74%   58.58%    60.51%
>580 =<600          105   22,329,555   11.47%  212,662    6.70%   591   79.37%  41.18%  100.00%   94.51%   57.45%   76.13%    32.75%
>600 =<620          171   37,221,609   19.12%  217,670    6.55%   611   81.51%  41.49%  100.00%   90.20%   47.17%   74.24%    27.24%
>620 =<640          165   39,115,088   20.09%  237,061    6.60%   630   83.70%  41.86%  100.00%   90.92%   49.26%   55.55%    48.79%
>640 =<660          141   36,016,853   18.50%  255,439    6.46%   650   82.64%  42.28%  100.00%   91.74%   41.90%   33.00%    34.66%
>660 =<680           69   16,373,539    8.41%  237,298    6.48%   670   80.08%  43.08%  100.00%   92.80%   15.70%   10.08%     2.31%
>680 =<700           49   11,115,742    5.71%  226,852    6.14%   689   80.57%  43.34%  100.00%   89.41%   29.43%   26.01%    11.39%
>700 =<750           42    9,710,843    4.99%  231,211    6.22%   719   80.00%  41.47%  100.00%   89.59%    5.56%   19.35%     0.00%
>750                  8    2,354,400    1.21%  294,300    6.71%   781   80.00%  45.16%  100.00%   69.72%    0.00%    0.00%     0.00%
                    ---  -----------  ------   -------    ----    ---   -----   -----   ------   ------   ------    -----     -----
TOTAL               831  194,662,564  100.00%  234,251    6.58%   632   81.63%  41.97%  100.00%   91.10%   44.88%   49.96%    31.50%
                    ===  ===========  ======   =======    ====    ===   =====   =====   ======   ======   ======    =====     =====


                                                      IO ONLY PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------           ----------------------------------------------------------------------------
                      #                        WA LOAN                                                       REFI     FULL
UPB               LOANS      BALANCE        %  BALANCE      WAC  FICO     %LTV   % DTI  PRIMARY   SF/PUD  CACHOUT      DOC  LTV =>80
-------------     -----      -------  -------  -------      ---  ----     ----   -----  -------   ------  -------      ---      ----
=<50                  2       86,543    0.04%   43,272    8.30%   604   80.00%  25.78%  100.00%  100.00%    0.00%  100.00%     0.00%
>50 =<75             24    1,534,134    0.79%   63,922    7.19%   605   77.63%  38.14%  100.00%   79.23%   17.83%   95.31%     8.31%
>75 =<100            36    3,311,601    1.70%   91,989    6.88%   615   81.96%  42.44%  100.00%   91.34%   30.49%   91.47%    21.18%
>100 =<500          760  184,552,135   94.81%  242,832    6.57%   632   81.59%  41.93%  100.00%   90.94%   45.34%   48.26%    31.60%
>500 =<600            7    3,788,150    1.95%  541,164    6.58%   641   86.34%  45.10%  100.00%  100.00%   43.26%   58.65%    57.55%
>600 =<700            1      640,000    0.33%  640,000    5.75%   628   76.19%  35.64%  100.00%  100.00%    0.00%  100.00%     0.00%
=>700                 1      750,000    0.39%  750,000    6.28%   620   79.62%  47.86%  100.00%  100.00%  100.00%  100.00%     0.00%
                    ---  -----------  ------   -------    ----    ---   -----   -----   ------   ------   ------   ------     -----
TOTAL               831  194,662,564  100.00%  234,251    6.58%   632   81.63%  41.97%  100.00%   91.10%   44.88%   49.96%    31.50%
                    ===  ===========  ======   =======    ====    ===   =====   =====   ======   ======   ======   ======     =====

* IN $1,000